Financial instruments - Disclosure of Leverage Ratio (Details)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)
Financial Instruments [Abstract]
Debt	$ 847,050,674	$ 915,186,754	$ 930,499,586
Cash, cash equivalents and restricted cash	(184,120,894)	(501,166,136)	(139,147,085)
Net debt	662,929,780	414,020,618	791,352,501
Equity	$ 2,597,284,183	$ 2,486,968,425	$ 1,639,787,828
Net debt to equity ratio	0.26	0.17	0.48